Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Gevity HR, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2007, as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, Erik Vonk, Chief Executive Officer of the Company, and I, Peter C. Grabowski, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2007	/s/ Erik Vonk
Erik Vonk
Chief Executive Officer

Dated: May 7, 2007	/s/ Peter C. Grabowski
Peter C. Grabowski
Chief Financial Officer